 Exhibit 99.1

Clean Vision's Clean-Seas Signs Services Agreement with ASU's Walton Sustainability Solutions Service; The Agreement Defines Mutual Roles for a $50M Waste Plastic-to-Green Hydrogen Facility

Monday, June 12, 2023 10:00 AM

Clean Vision Corporation

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LOS ANGELES, CA / ACCESSWIRE / June 12, 2023 / Clean Vision Corporation (OTCQB:CLNV), today announced that its wholly owned subsidiary, Clean-Seas, Inc. ("C-S"), has signed a joint venture agreement with the Rob & Melani Walton Sustainability Solutions Service, ("WS3"), which is headquartered at and affiliated with Arizona State University in the Phoenix suburb of Tempe, Arizona.

The new agreement advances the terms of the 2022 MOU, previously announced on November 4, 2022, which outlined terms leading to today's definitive agreement for the design, development and operation of a plastic waste conversion and circular economy project in the Phoenix area. Under the terms of the agreement, C-S has formed Clean-Seas Arizona ("CSA") to develop and advance the project.

The new agreement's initial phase is for establishing a 100-TPD facility converting post-consumer plastic feedstock. C-S and WS3 have further stipulated that it is in their interest to scale the facility up to 500 TPD, securing feedstock from other locations, further mitigating the waste-plastic crisis in the Western US. CSA's and WS3's objective is to source waste-plastic feedstock from the Phoenix metro area and adjacent municipalities, innovating and creating a facility that serves as an anchor for a network of clean-hydrogen (AquaH™) hubs located in various locations across the globe. The ultimate goal is to divert many thousands of tons of waste-plastic per day from landfills, oceans and incinerators to its facilities for conversion into valuable clean-energy commodities.

Under the terms of the services agreement, both entities shall co-manage the project. CSA estimates that the capital expenditure cost of the project will be $50 million or more. The terms provide that:

C-S will:

  Contribute management oversight during construction and on-going operations, vendor management, EPC management, financial oversight and secure off-take agreements for output products.
  Use, on a best-efforts basis, its relationships with the financial community to obtain the necessary funding to stand up a facility of 100 TPD
  Grant CSA a non-exclusive, non-assignable, royalty-free license to utilize and otherwise exploit all of C-S' intellectual property for the duration of the term

WS3 will:

  Contribute technical services to CSA
  Use all commercially reasonable efforts to expediently assist CSA in obtaining requisite authorizations, including licenses and permits as required by local and federal authorities, in CSA's name
  Assist in securing the required parcel of land to support the project
  Contribute any and all required infrastructure as needed to support its contributions
  Contribute detailed business, financial and environmental models for the operation of the CSA's technology units in Arizona

This new agreement follows C-S's announcement in April 2023 that it had signed a definitive agreement to purchase majority control of Ecosynergie Group in Morocco and build a 120-TPD pyrolysis waste plastic-to-energy facility for operation, rapidly scaling up in the second and third quarters of this year - building upon the initial 2022 MOU between those two parties.

Dan Bates, Clean Vision CEO, said, "We're delighted to embark on this new agreement with the Walton Sustainability Solutions Service and ASU, whose facility and principals have a strong track record of success, and are leaders in the drive to create lasting, innovative sustainability solutions. CSA is an exciting opportunity to create a lasting legacy for improving the near and long-term health of our planet.

"For Clean-Seas," Mr. Bates added, "2022 was all about identifying, and building relationships with excellent partners and signing LOIs and MOUs to establish a solid foundation with which to scale our PCN operations and growth. While we are always working on new business development, 2023 will be all about converting those preliminary agreements into definitive efforts to build out operating facilities beginning with the most timely and opportune projects."

Currently, CSA anticipates its facility will be able to divert more than 850,000 tons of waste-plastic over its 25-year life span, advancing the City of Phoenix's 2050 goals for Zero Waste, and delivering municipality wide carbon neutrality. Arizona is one of the 20 US states recognizing advanced recycling as a manufacturing technology; passing legislation in 2021 that is expected by ASU to unlock more than $160 million in recycling-related annual economic activity.

About Clean Vision Corporation

Clean Vision Corporation operates and intends to acquire and operate a portfolio of synergistic companies in the sustainable clean technology and green energy sectors. For more information, visit: cleanvisioncorp.comand follow us on Twitter: @CleanVisionCorp.

About Clean-Seas, Inc.

Clean-Seas, Inc. is a wholly owned subsidiary of Clean Vision. It is working to provide efficient and cost-effective technology solutions that address locally the global waste plastic crisis as creating economic opportunity and social benefit across the world. Clean-Seas plans to work towards offering "best in class" pyrolysis technology deployment with strategic alliances for plastic diversion and conversion, including securing feedstock of plastic and off-take agreements. For more information, visit: clean-seas.com.

About The Rob and Melani Walton Sustainability Solutions Service (WS3)

The Sustainability Solutions Service is an evolution of one of the original initiative programs to be housed within ASU Knowledge Enterprise Development. This sustainability consultancy, a progression of the traditional cooperative extension service model, will co-create solutions-based projects with faculty, students and external partners such as the city of Phoenix, international aid organizations and established and emerging businesses.

ASU-based WS3 empowers businesses, governments and NGOs to drive impactful change through actionable knowledge and innovation. It convenes more than 720 transdisciplinary researchers, faculty and innovative global partners to solve for these complex and urgent issues. Itconvenes this knowledge network to understand what is possible and develop actionable strategies, transformative pilot programs and scalable systems that solve some of the most audacious and complex sustainability challenges.

Cautionary Note Regarding Forward-Looking Statements

This press release includes express or implied statements that are not historical facts and are considered forward-looking within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act. Forward-looking statements involve substantial risks and uncertainties. Forward-looking statements generally relate to future events or our future financial or operating performance and may contain projections of our future results of operations or of our financial information or state other forward-looking information. In some cases, you can identify forward-looking statements by the following words: "may," "will," "could," "would," "should," "expect," "intend," "plan," "anticipate," "believe," "estimate," "predict," "project," "potential," "continue," "ongoing," or the negative of these terms or other comparable terminology, although not all forward-looking statements contain these words.

Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future operational or financial performance and involve known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by these forward-looking statements. Furthermore, actual results may differ materially from those described in the forward-looking statements and will be affected by a variety of risks and factors that are beyond our control, including, without limitation, statements about our future financial performance, including our revenue, cash flows, costs of revenue and operating expenses; our anticipated growth; our predictions about our industry; the impact of the COVID-19 pandemic on our business and our ability to attract, retain and cross-sell to clients. The forward-looking statements contained in this press release are also subject to other risks and uncertainties. The forward-looking statements in this press release speak only as of the date on which the statements are made. We undertake no obligation to update, and expressly disclaim the obligation to update, any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

Contact
Clean Vision Corporation
Dan Bates, CEO
d.bates@cleanvisioncorp.com

Investors
Frank Benedetto
619-915-9422

SOURCE: Clean Vision Corporation

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